UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 18, 2015

Global Boatworks Holdings, Inc.

 (Exact name of registrant as specified in its charter)

                            Florida

            333-205604

          47-1106175

(State or other jurisdiction of incorporation)        (Commission File Number)          (I.R.S. Employer Identification No.)

2637 Atlantic Blvd., #134 Pompano Beach, Fl 33062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 934-94000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

  Compensatory Arrangements of Certain Officers.

On November 18, 2015, Michael Silveri resigned as the Vice-President and Director of Global Boatworks Holdings, Inc. (the “Company”). Mr. Silveri’s resignation was effective immediately.

Mr. Silveri resigned because he did not want the liability associated with being an officer and director of a publicly traded company and he did not resign because of a disagreement with the company on any matter relating to the company's operations, policies or practices.

Our current officers are:

Robert Rowe

Chief Executive Officer, President, Treasurer and Director

Leah Rowe

Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Boatworks Holdings, Inc.

    (Registrant)

Date: November 24, 2015

By:  /s/_Robert Rowe________________________________

Robert Rowe

Chief Executive Officer, President, Treasurer and Director

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